SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 15, 2002

                                Zeta Corporation
                              ---------------------
             (Exact name of registrant as specified in its charter)


Florida                                000-29819                    58-2349413
------                                 ---------                    ----------
(State or other jurisdiction   (Commission File Number)          (IRS Employer
of incorporation)                                        Identification Number)

1628 West 1st Ave, Suite 214, Vancouver, British Columbia              V6J 1G1
----------------------------------------------------------             -------
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code: (604) 659-5005


ITEM 1. Changes in Control of Registrant.

None.

ITEM 2. Acquisition or Disposition of Assets.

None.

ITEM 3. Bankruptcy or Receivership.

None.

ITEM 4. Changes in Registrant's Certifying Accountant.

None.

ITEM 5. Other Events.

None.

ITEM 6. Resignations of Registrant's Director's

     Effective January 15, 2002, Mr. Lance Dusanj resigned as a Director of the Company. Replacing Mr. Dusanj in the capacity of Director is Mr. Jeet Sidhu. In 1995, Mr. Sidhu graduated from the British Columbia Institute of Technology with a Diploma in Corporate Finance. Between October 1995 and January 1996, Mr. Sidhu worked as a teller for Canada Trust. He then worked for Vancouver City Savings Union from January 1996 to September 2000 as a Financial Advisor, specializing in Wealth Management. Since October 2000, Mr. Sidhu has worked as a senior media planner at EquityAlert.com, Inc.


ITEM 7. Financial Statements and Exhibits.

None.

ITEM 8.  Change in Fiscal Year.

None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                Zeta Corporation


                                                          /s/ Harvinder Dhaliwal
                                                          ----------------------
                               Harvinder Dhaliwal, Director, Secretary/Treasurer

Date: January 15, 2002